Fourth Quarter 2017 Earnings Presentation 6 March 2018

2 Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws.

3 Agenda 1 Highlights 2 Financial 3 Industry 4 Summary

Highlights

$(14.5) $(6.7) $(3.4) $(2.0) $4.6 $9.3 $8.4 $17.2 $(17.5) $(12.5) $(7.5) $(2.5) $2.5 $7.5 $12.5 $17.5 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 Adjusted EBITDA 5 Executing on Business Strategy- 4q17 Highlights BSI outperformance driving improved results  Outperformed BSI by USD 492 per day in 4q17 and USD 783 per day for FY17  Generated USD 17.2 million in Adj. EBITDA* in 4q17 Fleet growth improving fleet makeup  Acquired a 2015-built Ultramax for USD 21.3 million- purchased was financed by cash and debt (~40% LTV) Refinancing extends debt tenor and decreases cost  Pushed tenor on all debt to 2022  Reduced annual interest expense by USD 3.6 million  Eliminated exposure to rising rates on 60% of debt  TCE relative performance is compared against Adj. net BSI= net BSI adjusted for the profile of owned fleet in terms of design. TCE is a non-GAAP financial measure. Please refer to Appendix for the reconciliation of revenues to TCE  Adj. EBITDA= EBITDA adjusted to exclude certain non-cash, one-time, and other items (such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash comp, and amortization of TC acquired) that Eagle believes are not indicative core operations. Adj. EBITDA* (in millions) Adj. EBITDA increasing by over $126.8 million on an annualized basis- 1q16 vs. 4q17

$2,938 $4,425 $5,670 $6,049 $7,825 $9,142 $8,660 $10,452 $11,015 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 Adj. BSI TCE 6 Eagle TCE vs. Adj. BSI  TCE performance is compared against Adj. net BSI which equals net BSI adjusted for the profile of owned fleet in terms of design.  1q18 TCE is as of March 1, 2018- basis 90% days fixed. 1q18 BSI is basis January-February actual + March FFA curve.  TCE is a non-GAAP financial measure. Please refer to Appendix for the reconciliation of revenues to TCE  Adj. EBITDA= EBITDA adjusted to exclude certain non-cash, one-time, and other items (such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash comp, and amortization of TC acquired) that Eagle believes are not indicative core operations. Active Management Driving TCE Outperformance  2017 Outperformance equated to USD 783 per day Equivalent of ~USD$13.4 million per annum based on a fleet of 47 owned vessels Y/Y Improvement of ~USD 26.3 million ~90% fixed

92 109 151 200 394 749 514 744 1046 1050 0 200 400 600 800 1000 1200 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 Chartered-in Fleet - Days 7 Third-party Timecharter-in Business Eagle charters-in third party vessels in order to cover cargo commitments, profit from vessel-positioning arbitrage opportunities, and increase overall market coverage Optimizing Platform Through Scale and Arbitrage

- 11 13 - 6 5 11 1 - - - - - 4 1 4 - 5 10 15 20 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Existing Fleet Vessels Bought Vessels Sold 8 Dominant Player in Supramax/Ultramax Segment Eagle fleet totals 47 Supramax/Ultramaxes  12 modern ships acquired  9 older/smaller vessels divested  AVOCET is sold and expected to be delivered to her new owners in 2q18  Source(s): VesselsValue 47 37 26 20 12 3 2 Eagle Bulk Scorpio Genco Star Bulk Navios MH Navios MP Golden Ocean Diana Safe Bulkers Supramax / Ultramax Handysize Panamax Capesize Eagle is uniquely focused on the most versatile asset class Eagle Fleet by Age Grouping Peer Group Fleet Profiles

Financial

Earnings

$ Thousands except EPS	4q17	3q17	4q16	2017	2016
REVENUES, net of commissions	$ 74,587	$ 62,711	$ 41,836	$ 236,785	$ 124,493
EXPENSES					
Voyage expenses	18,155	17,463	14,192	62,351	42,094
Vessel expenses	21,233	20,110	17,234	78,607	74,017
Charter hire expenses	11,312	9,652	5,866	31,284	12,845
Depreciation and amortization	9,196	8,981	9,979	33,691	38,884
General and administrative expenses	8,137	8,621	7,476	33,126	22,906
Restructuring expenses	-	-	-	-	5,869
Vessel Impairment	-	-	122,861	-	129,028
(Gain) / Loss on sale of vessels	(34)	(202)	-	(2,135)	102
Total operating expenses	67,999	64,625	177,608	236,924	325,745
OPERATING INCOME / (LOSS)	6,588	(1,914)	(135,772)	(139)	(201,252)
OTHER EXPENSES					
Interest expense (cash), net	4,385	3,265	6,030	12,700	9,724
Non Cash Interest Expense	3,718	4,429	491	16,026	11,860
(Gain) / Loss on derivatives	100	647	97	(38)	687
Loss on debt extinguishment	14,969	-	-	14,969	-
Total other expense, net	23,172	8,341	6,618	43,657	22,271
Net Loss	$ (16,584)	$ (10,255)	$ (142,390)	$ (43,796)	$ (223,523)
Weighted average shares outstanding	70,368,623	70,329,252	48,106,827	69,182,302	20,565,652
EPS (Basic and Diluted)	(0.24)	(0.15)	(2.96)	(0.63)	(10.87)
Adjusted EBITDA	**$ 17,219**	**$ 8,397**	**$ (1,961)**	**$ 39,476**	**$ (26,510)**

- Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing performance of its core operations.

EAGLE BULK

10

11 Balance Sheet + Liquidity Position Liquidity Position ($ thousands) Debt Maturity ($ thousands) 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 31-Mar 30-Jun 30-Sep 31-Dec 31-Mar 30-Jun 30-Sep 31-Dec Cash & Certificate of Deposit Revolver Availaility 0 50,000 100,000 150,000 200,000 250,000 2017 2018 2019 2020 2021 2022 1st Lien Facility Norwegian Bond Ultraco $ Thousands Cash & Certificate of deposit 60,751 Undrawn availability 15,000 Total Liquidity as of December 31, 2017 75,751 December 31, 2017 $ Thousands Cash & Certificate of Deposit 60,751 Other Current Assets 35,156 Vessels held for Sale 9,316 Vessels, net 692,438 Other Assets 10,689 Total Assets 808,350 Current Liabilities 26,823 Debt (including $4M current)* 317,684 Other Noncurrent Liabilities 2,678 Total Liabilities 347,185 Stockholder's Equity 461,165 Total Liabilities and Stockholder's Equity 808,350 December 31, 2017  Debt net of $8.5M of debt discount and deferred financing cost

12 Cash Flow Cash Flow from Operations ($ millions) 2017 Cash Flow Change ($ millions) -19.5 -13.2 -7.5 -5.3 -2.0 -3.8 7.3 5.9 -23.9 -10.1 -7.5 -4.5 2.1 4.9 2.7 12.8 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 Cash flow from operations ex Changes in operating assets and liabilities

13 Cash Breakeven per Vessel per Day 2017 Breakdown by Category  2016 Excluding one time extraordinary legal expenses  2018 Estimated figures FY18e FY17 FY16 FY15 OPERATING Vessel Expenses $ 4,825 $ 4,825 $4,803 $ 5,239 Drydocking 452 158 243 688 G&A 1,497 1,497 1,246 1,334 Total Operating 6,774 6,480 6,292 7,261 DEBT SERVICE 1,637 819 631 604 TOTAL CASH BREAKEVEN $ 8,411 $ 7,299 $6,923 $ 7,865 Vessel Expenses 66% Drydocking 2% G&A 21% Interest expense 11%

Industry

$2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17 Feb-18 15 Baltic Supramax Index (BSI) Historical Look Back: Dec - Feb BSI Development  Source(s): Clarksons  BSI depicted in figure is an average BSI figure depicting December 1st through February 28th. Average= $3,872 Average= $8,283 Average= $10,177 Market continues positive trajectory, underscoring the improving supply- demand fundamentals

-40 -20 0 20 40 60 80 100 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018f 2019f 2020f Deliveries Scrapping Net Supply 16  Source(s): Clarksons  Projected scrapping post 2017 is an assumed 11.2m MT per 2018  Forecasted slippage assumed at 25% Supply Fundamentals Best in Years New Vessel Deliveries + Old Vessel Scrapping (DWT) Drybulk Orderbook (as a % of the on-the-water fleet) stands at just 10%, a 15yr low  Supramax/Ultramax Orderbook stands at just 6% 2018 forecasted net fleet growth of ~1.8%

- 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Drybulk Trade / Global GDP Ratio (RHS) Global GDP Y/Y % (LHS) Drybulk Trade Y/Y % (LHS) DT/GDP Ratio Historical Average (RHS) 17  Source(s): Clarksons, IMF  Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation Demand Growth for 2017 Reached ~4% Drybulk growth surpasses Global GDP and reverting to historical correlation Drybulk Trade Growth vs. Global GDP Growth

18 Minor Bulk Demand Increasing in 2018 Cement, 8% Coal , 21% Fertilizer, 5% Forest Product, 2% Grain, 22% Metals & Minerals, 21% Other, 4% Petcoke, 7% Steel Products, 10% Eagle’s 2017 Cargo-carrying Mix 2013-2015 2016 2017 2018f Global GDP 3.4% 3.2% 3.7% 3.9% China 7.3% 6.7% 6.8% 6.6% India 7.3% 7.1% 6.7% 7.4% Drybulk Trade 3.8% 1.6% 3.9% 2.7% Coal 1.0% 0.4% 5.2% 1.5% Iron Ore 7.3% 4.0% 3.9% 3.1% Grains 7.0% 4.6% 6.7% 2.5% Minor Bulks 2.5% -0.2% 2.3% 3.2%  Source(s): Clarksons Annualized Growth Rates Minor Bulks make-up ~60% of Eagle’s cargo mix

Summary

-$43,429 $2,989 $85,806 $145,855 $213,302 $5.8 $8.6 $13.5 $17.0 $21.0 -$50,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $0 $5 $10 $15 $20 $25 2016 2017 2011 Since BSI inception (2005) 2010 Revenue (RHS) Net Cash Flow (RHS) Net Adj. BSI (LHS)  2016a/2017a//2011a/2010a are basis actual BSI for the period, net of commission/offhire and adjusted for the current Eagle fleet profile in terms of design  ‘Since BSI Inception (2005)’ is basis average from BSI’s inception (2005-2017), net of commission/offhire and adjusted for the current Eagle fleet profile in terms of design  Net Cash Flow is calculated basis Eagle’s 2018e cash breakeven rate and does not assume any potential platform premium earned 20 Significant Operational Leverage For Illustrative Purposes Only Revenue + Net Cash Flow (NCF) Generation in Different Rate Environments With 47-owned vessels trading primarily spot, Eagle has significant operational leverage Every $1,000 increase in rates, equates to ~$17 million in incremental cash flow, or $0.24 per share Basis 2018 Jan/Feb actual + Mar-Dec FFA $11.2

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Appendix

Eagle Bulk Mgmt. LLC (EBM) 23 Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Shipco LLC (EBSC) 28 vessels Eagle Shipping LLC (ES) Eagle Bulk Ultraco LLC (EBUC) Eagle Bulk Holdco LLC (EBHC) 9 vessels 10 vessels USD 200m Bond USD 15m RCF USD 65m Credit Facility USD 69.8m Term Loan All management services (strategic / commercial / operational / technical / administrative) are performed inhouse by EBM, a wholly-owned subsidiary of the Parent 100% 100% 100% 100% 100% Debt is non-recourse to the parent and ringfenced in subsidiaries  EBHC holds the AVOCET which has been sold and is expected to be delivered to her new owners during Q2 2018

24 Owned-Fleet VESSEL COUNT 47 DWT 2.7 million AGE 8.2 years The leading listed Supramax/Ultramax owner-operator  Fleet list excludes the AVOCET which has been sold but not yet delivered to her new owners

25 Main Debt Terms CLOSED November 2017 December 2017 June 2017 PARENT Eagle Bulk Shipping Inc. ISSUER Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC LOAN TYPE Bond RCF Credit Facility Term Loan AMOUNT USD 200m USD 15m USD 65m USD 69.8m OUTSTANDING USD 200m - USD 65m USD 69.8m SECURITY Senior Secured Super Senior Secured Secured Secured COLLATERAL 28 vessels 9 vessels 10 vessels FLEET AVG. AGE 10.0yrs 7.7yrs 4.4yrs LTV (GROSS) 59% 53% 37% INTEREST RATE 8.25% (coupon) L+200bps L+350bps L+295bps MATURITY November 2022 November 2022 December 2022 September 2022 AMORTIZATION  USD 8m/year starting 11/2018  N/A  USD 8.6m/year starting 1/2019  USD 7.2m/year starting 1/2019 NOTES:  Outstanding amounts are as of March 2018  LTV= [total drawn debt] / [fleet value basis VesselsValue as of 12/2017]  USD 65 million Secured Credit Facility includes USD 5 million RCF

26 Drydocking Schedule Number of Ships (Dry Dockings + Ballast Water Treatments) 11 9 17 14 4 0 9 22 14 0 0 5 10 15 20 25 2018 2019 2020 2021 2022 DD BWT

27 EBITDA Reconciliation $ Thousands 4q17 3q17 4q16 2017 2016 Net loss (16,584)$ (10,255)$ (142,389)$ (43,797)$ (223,522)$ Less adjustments to reconcile: Interest expense 8,236 7,837 6,644 29,377 21,799 Interest income (133) (143) (124) (651) (215) EBIT (8,481) (2,561) (135,869) (15,071) (201,939) Depreciation and amortization 9,196 8,981 9,979 33,691 38,884 EBITDA 715 6,420 (125,890) 18,620 (163,054) Less adjustments to reconcile: One-time and non-cash adjustments* 16,503 1,977 123,929 20,856 136,544 Adjusted EBITDA 17,219$ 8,397$ (1,961)$ 39,475$ (26,510)$  Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing performance of its core operations.

28 TCE Reconciliation  Owned available days is the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 Revenues, net 21,278 25,590 35,788 41,836 45,855 53,631 62,711 74,587 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) (18,155) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) (11,312) Reversal of one legacy time charters 1,045 793 670 432 (302) 584 329 426 Realized gain/loss on FFAs and bunker swaps - - (449) (113) - 83 248 (349) TCE revenue 11,590 17,265 20,979 22,097 28,326 34,473 36,173 45,197 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 4,324 TCE 2,938 4,425 5,670 6,049 7,825 9,142 8,660 10,452

29 Definitions Adjusted EBITDA Adjusted EBITDA is a non GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adj. EBITDA represents EBITDA adjusted to exclude certain non-cash, one-time, and other items (such as vessel impairment, gain / loss on sale of vessels, restructuring expenses, loss on debt extinguishment, non-cash comp, and amortization of TC acquired) that Eagle believes are not indicative core operations. TCE Time charter equivalent ( the "TCE") is a non-GAAP financial measure that is commonly used in shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. Owned available days is the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues.

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- **Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-52 benchmark**
- **For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel**
- **Ultimately, it's about yield – the expected earnings ability of a vessel versus its cost**

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPANESE		CHINESE	
	FROM	TO	FROM	TO	FROM	TO
BSI-52	52,000		100.0%			
1	50,000	55,000	94.0%	100.0%	85.0%	90.0%
2	55,000	60,000	98.0%	107.0%	92.0%	100.0%
3	60,000	65,000	112.0%	120.0%	112.0%	116.0%

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-52 ship

The BSI-52 is based on the 52k DWT Japanese TESS-52 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 12-16% to the net BSI-52, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

For Illustrative Purposes Only

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures
- Index Factors can change somewhat with movements in both fuel prices and (spot) rate environment

EAGLE BULK

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60 65 70 75 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 70 75 80 85 90 95 100 105 110 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 31  Trade figures in million MTs /2018 data is forecasted  Source(s): Bloomberg, Clarksons Minor Bulks Represent ~38% of Drybulk Trade Salt Trade Cement Trade Petcoke can be used as a substitute for coal in power generation Bauxite Trade Petcoke Trade 100 105 110 115 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 42 44 46 48 50 52 54 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average  Trade expected to grow by 4% Y/Y  Chile is a major exporter of salt Bauxite trade expected to increase by 10% Y/Y Cement trade is directly correlated with infrastructure and construction developments

10 15 20 25 30 35 40 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 60 65 70 75 80 85 90 95 100 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 40 45 50 55 60 65 70 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average 32  Trade figures in million MTs / 2018 data is forecasted  Source(s): Bloomberg, Clarksons Soybean Trade Expected to Grow by 5.2% in 2018 Argentina Course Grain Exports Chinese Soybean Imports Russian Grain Exports Processed soybeans are typically used for animal feed and in food production Brazilian Soybean Exports Brazilian exports represents ~40% of global exports Record crop boosting wheat exports, increasing Russia’s global market share 15 20 25 30 35 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Actual Period Average Argentinian exports expected to grow by 18% Y/Y

50 60 70 80 90 100 110 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Actual Period Average China has continued to import higher quality iron ore per environmental regulations 500 700 900 1,100 1,300 1,500 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 Feb-18 Actual Period Average 270 280 290 300 310 320 330 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Actual Period Average 33 Iron Ore Imports Coastal Bulk Freight Index  Trade figures in million MTs  Source(s): Bloomberg, Clarksons China Expected to Grow by 6.6% in 2018 Coal Imports Imports driven by increased construction and infrastructure Monthly imports hovering around their 5-yr average Rates trading above 5yr average Minor Bulk Imports Increase in imports driven by higher demand of bauxite, manganese ore, and forest products 5 10 15 20 25 30 35 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Actual Period Average

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